UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






          Date of Report (Date of earliest event reported) 30 May 2002
                                                           ------------




                        Air Products and Chemicals, Inc.
                     --------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                                  1-4534                     23-1274455
----------------------------------------------  -----------------------  ---------------------------
 (State of other jurisdiction of incorporation) (Commission file number) (IRS Identification number)


 7201 Hamilton Boulevard, Allentown, Pennsylvania                            18195-1501
-------------------------------------------------------                   ---------------
       (Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (610) 481-4911
                                                   --------------

Item 4.  Changes in Registrant's Certifying Accountant.
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        The Employee Benefit Plans Committee (the "Committee") of Air
Products and Chemicals, Inc. ("Air Products") annually considers and approves the selection of Air Products Retirement Savings and Stock Ownership Plan's (the "RSSOP"), independent public accountants. The Committee decided on 29 May 2002 to no longer engage Arthur Andersen LLP ("Andersen") as the RSSOP's independent public accountants and has engaged KPMG LLP to serve as the RSSOP's independent public accountants for the plan year ending 30 September 2002.

        Andersen's reports on the RSSOP's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the RSSOP's two most recent plan years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the RSSOP's financial statements for such years. There were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

        Air Products has provided Andersen with a copy of the foregoing disclosure. Attached as Exhibit 16 is a copy of Andersen's letter, dated 30 May 2002, stating its agreement with such statements.

        During the RSSOP's two most recent plan years and through the date of this Form 8-K, Air Products did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or posed, or the type of audit opinion that might be rendered on the RSSOP's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
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c)       Exhibits.  The following Exhibit is filed with this document.
         ---------

         Exhibit
         Number            Description
         ------            -----------

           16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated 30 May 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Air Products and Chemicals, Inc.
                                        ---------------------------------------
                                                     (Registrant)




Dated: 30 May 2002            By:                  /s/ John R. Owings
                                      -----------------------------------------
                                                      John R. Owings
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


        Exhibit
        Number         Description
        ------         -----------

        16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated 30 May 2002